Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2023
Summary of Significant Accounting Policies [Abstract]
Schedule of Percentages of Total Revenue Disaggregated by Sales	The following table presents the percentages of total revenue disaggregated by sales channels for the years ended December 31, 2023 and 2022:
	Year ended December 31,
	2023	2022
Wholesale	72.7%	57.7%
Direct to consumer	27.3%	31.9%
Related party service	—%	10.4%
Total revenue	100.0%	100.0%